INVENTORIES	12 Months Ended
Dec. 31, 2019
INVENTORIES
INVENTORIES

8.    INVENTORIES

The breakdown of inventories is as follows:

	2018	2019
Components	429	351
SIM cards and blank prepaid vouchers	137	154
Others	218	172
Total	784	677
Provision for obsolescence
Components	(38)	(62)
SIM cards and blank prepaid vouchers	(28)	(28)
Others	(1)	(2)
Total	(67)	(92)
Net	717	585

Movements in the provision for obsolescence are as follows:

	2018	2019
Beginning balance	53	67
Provision recognized during the year	22	25
Inventory written off	(8)	—
Ending balance	67	92

Management believes that the provision is adequate to cover losses from decline in inventory value due to obsolescence.

The inventories recognized as expense and included in operations, maintenance, and telecommunication service expenses as of 2017, 2018, and 2019 amounted to Rp2,458 billion, Rp2,726 billion, and Rp1,754 billion, respectively (Note 27).

Certain inventories of the subsidiaries amounting to Rp343 billion have been pledged as collateral under lending agreements (Note 20c).

As of December 31, 2018 and 2019, modules (part of property and equipment) and components held by the Group with book value amounting to Rp125 billion and Rp112 billion, respectively, have been insured against fire, theft, and other specific risks. Total sum insured as of December 31, 2018 and 2019 amounted to Rp176 billion and Rp155 billion, respectively.

Management believes that the insurance coverage is adequate to cover potential losses of inventories arising from the insured risks.